UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2011 (March 10, 2011)

URANIUM 308 CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code   702-425-8662

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On March 10, 2011, we issued 1,250,000 shares of our common stock to an entity in Florida pursuant to a Securities Settlement Agreement, dated effective January 14, 2011, entered into with the entity in Florida at a price of $0.01 per share resulting in the elimination of $12,500 of indebtedness on our books.  We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1(1)	Form of Securities Settlement Agreement

Notes:
(1)	Previously filed as Exhibit 99.2 to the Form 8-K filed with the SEC on January 20, 2011, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2011	URANIUM 308 CORP.

	By:	/s/ Dennis Tan
	Name:	Dennis Tan
	Title:	President and a Director